UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2022

Exponent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18655	77-0218904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Commonwealth Drive

Menlo Park, California 94025

(Address of Principal Executive Offices) (Zip Code)

(650) 326-9400

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EXPO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 15, 2022, the board of directors (the “Board”) of Exponent, Inc. (the “Company”) adopted amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), with immediate effect. The Amended and Restated Bylaws, among other things:

•
update the procedural and information requirements in the advance notice bylaw for stockholders to submit director nominations and stockholder proposals at annual and special meetings, including without limitation, to expand the scope of the parties about whom disclosure must be provided, require stockholders to provide disclosure updates prior to the relevant meeting and warrant to the accuracy of its disclosures, require stockholders to provide information to verify compliance with the requirements of the Amended and Restated Bylaws upon request, require that nominees sit for interviews with the Board if requested, clarify that a stockholder providing notice must hold its shares of record at the time of the applicable meeting, and clarify that a stockholder’s absence from a meeting permits the Company to withdraw the matter from consideration;
•
clarify the manner in which stockholder requests for a special meeting will be aggregated, and when aggregated, considered by the Company;
•
clarify that the number of nominees a stockholder may nominate for election at a meeting of stockholders may not exceed the number of directors to be elected at such meeting;
•
require that stockholders submitting director nominations indicate whether they intend to solicit proxies in accordance with Rule 14a-19 of the Securities and Exchange Act of 1934 (the “Universal Proxy Rules”);
•
require that a stockholder submitting director nominations under the Universal Proxy Rules to expressly agree in writing that (i) the Company will disregard votes for such stockholder’s nominees if such stockholder ceases its solicitation under the Universal Proxy Rules or does not comply with the Universal Proxy Rules and (ii) such stockholder will provide evidence of compliance with the requirement that it solicit 67% of the voting power of shares entitled to vote on the election of directors;
•
clarify that the right to advancement of expenses is independent of the right to indemnity, subject to an undertaking to repay in the circumstances required by Delaware law; and
•
revise certain bylaws to align with changes to the Delaware General Corporation Law, including those pertaining to emergency bylaws, the availability of stockholder lists in advance of a meeting, notices of adjourned remote meetings, electronic stockholder consents and electronic notices of meetings.

The foregoing description is qualified in its entirety by the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

3.1	Amended and Restated Bylaws of Exponent, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Exponent, Inc.

Date: December 16, 2022	By:	/s/ Richard L. Schlenker
Richard L. Schlenker
Executive Vice President, Chief Financial Officer, and Corporate Secretary